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EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-159982) and Registration Statements on Forms S-8 (Nos. 333-211686, 333-167333, 333-150430, 333-137090, 333-107294, and 333-47836) of Bruker Corporation of our report dated March 1, 2017 relating to the financial statements and the effectiveness of internal control over financial reporting, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
March 1, 2017

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  EXHIBIT 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM